UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 23, 2004


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


California                           0-11868                     95-3533362
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(State or other jurisdiction       (Commission                (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)


6175 Nancy Ridge Drive, San Diego, California                      92121
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (858) 535-0202
                                                           --------------

                                       n/a
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          (Former name or former address, if changed since last report)

Item 12. Furnish Earnings Release:

     Exhibit filed with this report:

     Exhibit 1.1. Registrant's press release dated June 23, 2004, publicly announcing second quarter 2004 financial results.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CARDIODYNAMICS
                                                   INTERNATIONAL CORPORATION

 Date:  June 23, 2004                              By: /s/ Stephen P. Loomis
                                                       -------------------------
                                                   Stephen P. Loomis
                                                   Chief Financial Officer